1 June 2009 Investor Meetings Exhibit 99.1

2

•Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group’s ("ATSG’s") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, further reductions in the scope of services that ABX Air is performing under its commercial agreements with DHL and the rate at which those reductions occur, ABX Air’s ability to maintain cost and service level performance under its commercial agreements with DHL, the timing for and extent to which ABX Air is reimbursed for expenditures made under its
Severance and Retention Agreement with DHL and for costs associated with the termination of services under its commercial agreements with DHL, further reductions in the scope of services that ATSG is providing to its other customers, ATSG’s ability to sufficiently reduce its costs in order to compete for new business and generate reasonable returns, the timely conversion and deployment of Boeing 767 aircraft, ATSG’s ability to remain in compliance with the terms of its credit arrangements, and other factors that are contained from time to time in ATSG’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG’s forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.
Safe Harbor Statement
ATSG, Inc. Non-GAAP Reconciliation
Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) (Unaudited)
EBITDA is a non-GAAP financial measure and
should not be considered an alternative to net income
(loss) or any other performance measure derived in
accordance with GAAP. EBITDA is defined as
income (loss) from operations plus net interest
expense, provision for income taxes, depreciation
and amortization. The Company’s management uses
this adjusted financial measure in conjunction with
GAAP financial measures to monitor and evaluate
the performance of the Company, including as a
measure of liquidity. EBITDA should not be
considered in isolation or as a substitute for analysis
of the Company’s results as reported under GAAP, or
as an alternative measure of liquidity.
* Excluding goodwill and intangible impairment charges
2004 2005 2006 2007  2008
36,973 30,312 90,054 19,587 (55,990)
Income Tax Expense (Benefit) - - (54,041) 13,701 10,161
Interest Income (931) (2,354) (4,775) (4,557) (2,335)
Interest Expenses 8,956 10,805 11,547 14,067 37,002
Depreciation and amortization 36,817 41,167 45,660 51,747 94,451
81,815 79,930 88,445 94,545 83,289
Impairment of goodwill and
intangibles -   -   -   -   91,241
81,815 79,930 88,445 94,545 174,530
GAAP Net Earnings
Reconciliation Statement ($ in 000s)
Adjusted EBITDA
EBITDA

3

• Airborne Maintenance and
Engineering Services (AMES)
• ABX Cargo Services
• LGSTX Services
2003 Separation 2007 Acquisition
Airborne, Inc.
Airborne, Inc.
ACMI Agreement ACMI Agreement
Hub Services Agreement Hub Services Agreement
ABX Air
ABX Air
Holders
Holders
3
Today
ACMI / Charter ACMI / Charter
Air Transport
Air Transport
Services Group
Services Group
Leasing Leasing
Other Other
• ABX Air
• ATI
• CCIA
• CAM
DHL
DHL
Cargo Holdings
Cargo Holdings
International
International
• Air Transport International (ATI)
• Capital Cargo International
Airlines (CCIA)
• Cargo Aircraft Management
(CAM)
• LGSTX Services

4

Expanded portfolio of services
Downsized fleet, operations,
and workforce
Preserved financial flexibility while
increasing cash flow
Facing Challenges of Change-2008
• Assimilate new
businesses
• Adapt for DHL
restructuring
• Respond to credit
crisis, soft economy

$34
$48
Financial Performance
2004-2008 Results
$s in millions
Non-DHL DHL
$27
$91
$1,176 $1,430 $1,212
$1,083
2004 2005 2006 2007
Pre-tax Earnings
2004 2005 2006
$37
$36
$33
$30
2007
Revenues
$1,203
$1,464
$1,260
$1,174
$1,152
2008
$1,611
$459
2008
-$46
$45*
* Excluding goodwill and intangible impairment charges

6

EBITDA*
2004 2005
2006 2007
$81.8 M
$79.9 M
$88.4 M
$94.5 M
*EBITDA and Adjusted EBITDA are non-GAAP financial measures and should not be considered as an alternative to net income (loss) or any other performance measure derived in accordance with GAAP. The Company’s management uses this adjusted financial measure in conjunction with GAAP financial measures to monitor and evaluate the performance of the Company, including as a measure of liquidity. EBITDA and
Adjusted EBITDA should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP, or as an alternative measure of liquidity. Please refer to Slide 2 for a statement showing a reconciliation of EBITDA to GAAP Net Income."
** Excluding goodwill and intangible impairment charges
$174.5 M
2008A**

7

1Q 2008
Revenues
ACMI
$93 M
1Q Financial Results
DHL
$281 M
Other $9 M
1Q 2009
ACMI
$86 M
DHL
$183 M
Other $11 M
Segments and Other
CAM $13 M CAM $10 M
Earnings
1Q 2008
ACMI $1 M
CAM
$4 M
DHL
$4 M
1Q 2009
ACMI $2 M
CAM
$5 M
DHL
$13 M
Other $1 M
Other $0.4 M

8

Facing Challenges of Change-2009
Goals for 2009
• Restructure DHL promissory note and capital leases
• Continue to support DHL transition
• Reconfigure non-standard B767-PC fleet to serve
broader customer base
• Seek long-term commitments for B767 fleet
• Further strengthen balance sheet
• Leverage maintenance capability
• Align cost structure

9

2009 Actions to Date
• Debt to be reduced approximately $113 million as result of:
– DHL note balance reduced $46 million principal reduction, $15 million prepayment
– $52 million capital lease transfer to DHL
• Downsized DHL-related workforce by more than 7,500 people, reduced fleet by 65 aircraft
• Completed modification of first 767-PC to SF, one more in mod
• Executed multi-year dry leases for three 767-SFs and options for three more
• Granted dry-lease options for four 767-SFs to DHL
• Launched new MRO business
• Reduced cost structure by $17 million

10

Our Business
Weak demand grounds inefficient fleets, single-mode
operators
Customers seeking full-service, low-cost providers
Win factors: Experience, service quality, broad capabilities
Market
Dynamics
ACMI
Dry Leasing
Air Mobility Command - Combis
Maintenance Repair and Overhaul (MRO)
Diversified
Portfolio of
Assets &
Services
DHL
BAX/Schenker
U.S. Military
USPS
Significant
Customer
Relationships
Efficient assets delivering low unit operating costs
Largest fleet of 767-200 freighters
Added 757
Attractive
Freighter
Aircraft

11

Strategy for Profitable Growth
•
Organic Strategy
–
Grow ACMI and leasing business using 767-200 fleet
as the platform
–
Grow maintenance and technical services for higher
margin returns
–
Leverage capabilities and resources in sort
management and support services
–
Provide principal customers with superior,
cost-effective service
•
Business Development
–
Complementary service offerings
–
Scale advantages
–
Capture cost savings from synergies

12 12 Diversification Progress DHL OTHER* EBITDA 2004 $76M $6M $1,176B $27M 2007 $69M $26M $1,083B $91M Revenues * Excluding goodwill and intangible impairment charges 2008 $459M $97M $78M $1,152B

13

Our Fleet
12/31/2007 6/1/2009 12/31/2010
DC-8 16 16 16
DC-9 57
B727 14 14 14
B757 2 2
B767-PC 24 22 8
B767-SF 19 21 27
In mod 4 2 1
Total 134 77 68
26
28
30
38
46
45 45
World’s Largest Fleet of
Cost-Efficient Boeing 767-200
Cargo Aircraft

14

470
654
528
683
247
260
433
481
0
500
1000
1500
2000
2500
2008 2013
Standard
Medium Narrowbody
Large Widebody
Medium Widebody
Five-Year Freighter Forecast
Available Freighters
10
31
37
3
Average Annual Net Adds
2008-2013
Source: ACMG Baseline Forecast – April 2009
1,678
2,058

15

Midsize Freighter Forecast
Source: Air Cargo Management Group (ACMG) Annual Twenty-Year Freighter Forecast - 2009
WIDE-BODY 1Q/2009 Retirements New Converted 2013 Total
767-200 & ER
60 0 0 30 90
767-300 & ER
51 0 35 45 131
A300B4 68 15 0 0 53
A300-600 & -600R 148 0 0 40 188
A310-200 49 0 0 0 49
A310-300 29 0 0 35 64
A330 0 0 35 0 35
DC-10-10 64 20 0 0 44
L-1011 1 1 0 0 0
NARROW-BODY 1Q/2009 Retirements New Converted 2013 Total
707 17 17 0 0 0
DC-8 96 80 0 0 16
A321 0 0 0 10 10
757-200 134 0 0 100 234

16

Redeploying Our DHL 767s
24
21
5
3
27-30*
5-8*
36
6/09 12/10 12/11
5 767-PCs
put to DHL
DHL assumes
cap leases for
5 767-PCs
767-200 PCs, including PCs in mod program 767-200 SFs
24
11
12/09
5
*Pace of 767 modifications could be affected by possible assignment of early modification slots to DHL.
767-PCs
modified to
767-SFs*

17

Deployment Options
Lease
Sell ACMI
$250K-$275K / mo.,
90%+ EBITDA Margins
$18-22 Mill.
avg. for
767-200SF
$3-$4K per B/H,
175-200hrs/ mo,
20-25% EBITDA
Margins*
•Assumes renegotiated CBA with ABX Air pilots effective 1Q/2010

18

767-PC Investment
(in millions) Avg Per 767 14 767s
Current Book Value $4.5 $63.0
Current Market Value $5.0 $70.0
Modification Cost $12.0 $168.0
Market Value After Conversion $18-22 $250-300
Lease Revenue Potential/yr $3.0-3.25 $42.0-46.0

19 19 Capital Expenditure Trends $65 $49 $86 $142 $14 $12 $9 2004 2005 2006 2007 Maintenance Growth $74 M $61 M $100 M $160 M $18 2008 $112 M 2009E $126 M $90 $22 $92 $34

20

Leverage Ratios
1Q09 1Q09
Actual Note/Cap Lease
Covenant Results Resolution
First Lien Debt / EBITDA* < 3.00 2.38 2.11
Total Debt / EBITDA* < 3.50 2.63 2.28
Fixed Charge Coverage > 1.50 2.49 2.96
1Q09 Actual Positive Outcome »»» reported results inclusive of DHL Note forgiveness
»»» First Lien Ratio < 2.50 results in spread reduction to 2.625
»»» interest expense reduction ~ $800,000 for remainder of year
»»» next .375 spread reduction when First Lien Ratio < 2.00
Note and capital lease resolution »»»
Includes $15 million DHL Note reduction, elimination of ABX aircraft capital leases
*Trailing 12 months through March 31, 2009 adjusted EBITDA excludes goodwill and intangible impairment charges

21

Our Value Proposition
• Strong cash flow from high-profile strategic customers,
including DHL, BAX/Schenker, U.S. Military, USPS, UPS.
• Global presence
• Federal tax liability offset by deferred tax assets through 2011.
• Nominal fuel-cost exposure via either ACMI or dry-leases.
• World’s largest combined fleet of efficient 767-200SFs.
• Integrated menu of value-added services: maintenance, technical, fuel management, and logistics support services.

22 22 Attractive Opportunity 0 1 2 3 4 5 6 7 8 9 2004 2005 2006 2007 2008 Adj. Adj. TTM 3/31/09 Stock Price EBITDA per share 4.51 5.77 4.19 4.39 0.60 0.77 Stock price/EBITDA